UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) January 20, 2005

                    CITIGROUP GLOBAL MARKETS HOLDINGS INC.
          (Exact name of registrant as specified in its charter)
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        New York                  1-15286             11-2418067
     (State or other           (Commission         (IRS Employer
      jurisdiction             File Number)     Identification No.)
    of incorporation)


                 388 Greenwich Street, New York, NY 10013
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              (Address of principal executive offices) (Zip Code)


                              (212) 816-6000
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           (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                    CITIGROUP GLOBAL MARKETS HOLDINGS INC.

                        Current Report on Form 8-K


Item 5.  Other Events


Results of Operations

(Unaudited)

This report summarizes the results of operations of Citigroup Global Markets Holdings Inc. for the twelve-month periods ended December 31, 2004 and 2003 and provides certain additional financial information.

                CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                     SELECTED FINANCIAL DATA
                  (Unaudited, dollars in millions)


                                                    December 31,
                                                  ------------------

                                                   2004      2003
                                                   ----      ----
Total stockholder's equity                      $ 17,157  $ 15,622


                                                     Twelve
                                                   Months Ended
                                                   December 31,
                                                -----------------
                                                   2004      2003
                                                   ----      ----
Revenues:
   Commissions                                    $4,222    $3,749
   Asset management and administration fees        4,044     3,378
   Investment banking                              3,527     3,607
   Principal transactions                            846     1,886
   Other                                             418       181
                                                  ------    ------
      Total non-interest revenues                 13,057    12,801
                                                  ------    ------
   Interest and dividends                         10,008     7,921
   Interest expense                                6,371     5,060
                                                  ------    ------
      Net interest and dividends                   3,637     2,861
                                                  ------    ------

      Revenues, net of interest expense           16,694    15,662
                                                  ------    ------
Non-interest expenses:
   Compensation and benefits                       8,852     8,008
   Communications                                    856       633
   Floor brokerage and other production              785       712
   Occupancy and equipment                           580       545
   Professional services                             552       384
   Advertising and market development                383       276
   Other operating and administrative expenses     7,081       431
                                                  ------    ------
      Total non-interest expenses                 19,089    10,989
                                                  ------    ------
Income (loss) before income taxes                 (2,395)    4,673

Provision (benefit) for income taxes                (954)    1,780
                                                  ------    ------

Net income (loss)                                ($1,441)   $2,893
                                                  ======    ======

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  January 20, 2005       CITIGROUP GLOBAL MARKETS HOLDINGS INC.


                               By: /s/Cliff Verron
                                  ------------------------
                                        Cliff Verron
                                        Controller